EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

 OF EVIL EMPIRE DESIGNS, INC.

In connection with the accompanying Annual Report on Form 10-K of Evil Empire Designs, Inc. for the year ended December 31, 2021, the undersigned, Sheila Cunningham, Chief Executive Officer of Evil Empire Designs, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended December 31, 2021 fairly presents, in all material respects, the financial condition and results of operations of Evil Empire Designs, Inc.

Date: April 27, 2022	By:	/s/ Sheila Cunningham
Sheila Cunningham
Chief Executive Officer (principal executive officer and principal financial officer)